UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 5, 2008

Prudential Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-51214	68-0593604
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 Oregon Avenue, Philadelphia, Pennsylvania		19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)	Not applicable.
(b)
On June 5, 2008, Mr. John P. Judge, a director of Prudential Bancorp, Inc. of Pennsylvania (the “Company”), submitted his resignation from the Board of Directors of the Company and all positions thereon, such resignation to be effective at the next scheduled meeting of the Company’s Board of Directors to be held on June 18, 2008. Mr. Judge also tendered his resignation from the Boards of Directors of both the Company’s mutual holding company parent, Prudential Mutual Holding Company (the “MHC”), and the Company’s wholly owned insured subsidiary, Prudential Savings Bank (the “Bank”), such resignations to be effective concurrently with his resignation from the Board of Directors of the Company.  In tendering his resignation, Mr. Judge indicated his decision was the result of the consideration of both his health and that of his spouse and was also to avoid the expense and unpleasantness that would be occasioned by defending himself against the allegations made by Stilwell Value Partners LP, I (“Stilwell”) in its demand letter dated May 14, 2008 submitted to the Company (the receipt of which was previously reported by the Company pursuant to a Form 8-K filed on May 27, 2008 with the Securities and Exchange Commission reporting the dismissal of the lawsuit brought by Stilwell against the Company, the MHC and each of the directors of the Company and the MHC individually).

Upon acceptance of Mr. Judge’s resignation and in consideration and recognition of his valued service to the Bank for the past 25 years, the Board of Directors of the Bank on June 6, 2008 appointed Mr. Judge as a director emeritus thereof, effective July 1, 2008.  For his service in such capacity, he will receive during the period he serves in such capacity a monthly stipend of $500 as well as the continued provision of health and life insurance.  His appointment will be reviewed annually by the Board.

The Board of Directors of the Company, as well as the Boards of the MHC and the Bank, reduced the size of their respective boards, effective with Mr. Judge’s resignation.

(c)	Not applicable.
(d)	Not applicable.
(e)	Not applicable.
(f)	Not applicable.

Item 9.01         Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

	By:	/s/ Joseph R. Corrato
		Name:	Joseph R. Corrato
		Title:	Executive Vice President and Chief Financial Officer

Date: June 9, 2008